SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2008

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2008, Sigma-Aldrich issued a press release announcing that Chief Administrative Officer and Chief Financial Officer Michael R. Hogan will retire as soon as a successor can be identified and successfully transitioned with the precise date to be determined in the summer of 2008. The Company has initiated a search to identify a successor from a pool of internal and external candidates. This press release is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description
99.1	Press Release issued May 14, 2008 - SIGMA-ALDRICH (NASDAQ: SIAL) CAO & CFO HOGAN PLANS TO RETIRE; SEARCH FOR SUCCESSOR UNDERWAY

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2008

SIGMA-ALDRICH CORPORATION

By:	/s/ Kirk A. Richter
Kirk A. Richter,
Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued May 14, 2008 - SIGMA-ALDRICH (NASDAQ: SIAL) CAO & CFO HOGAN PLANS TO RETIRE; SEARCH FOR SUCCESSOR UNDERWAY

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